SSGA Active Trust

SPDR SSGA Risk Aware ETF

(the “Fund”)

Supplement dated March 29, 2016 to the

Statement of Additional Information (“SAI”),

dated October 31, 2015

Effective immediately, on page 34 of the Fund’s SAI, the following is added as a sub-section at the end of the section entitled “INVESTMENT RESTRICTIONS”:

Additional Strategy Information

With respect to the SPDR SSGA Risk Aware ETF, at least 95% of the State Street Risk Aware Portfolio’s net assets will be invested in publicly traded equity securities.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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